CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Consulting Group Capital Markets Funds - Small Capitalization Value Equity Investments (the "Registrant"), each certify to the best of his or her knowledge that:

  1. The Registrant's periodic report on Form N-CSR for the period ended February 29, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                           Chief Administrative Officer
Consulting Group Capital Markets Funds -          Consulting Group Capital Markets Funds -
Small Capitalization Value Equity Investments     Small Capitalization Value Equity Investments


/s/ R. Jay Gerken                                 /s/ Andrew B. Shoup
------------------------------                    ------------------------------
R. Jay Gerken                                     Andrew B. Shoup
Date: May 6, 2004                                 Date: May 6, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Consulting Group Capital Markets Funds - Small Capitalization Growth Investments (the "Registrant"), each certify to the best of his or her knowledge that:

  1. The Registrant's periodic report on Form N-CSR for the period ended February 29, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Administrative Officer
Consulting Group Capital Markets Funds -    Consulting Group Capital Markets Funds -
Small Capitalization Growth Investments     Small Capitalization Growth Investments


/s/ R. Jay Gerken                           /s/ Andrew B. Shoup
-----------------------------               ------------------------------
R. Jay Gerken                               Andrew B. Shoup
Date: May 6, 2004                           Date: May 6, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Consulting Group Capital Markets Funds - International Equity Investments (the "Registrant"), each certify to the best of his or her knowledge that:

  1. The Registrant's periodic report on Form N-CSR for the period ended February 29, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Administrative Officer
Consulting Group Capital Markets Funds -    Consulting Group Capital Markets Funds -
International Equity Investments            International Equity Investments


/s/ R. Jay Gerken                           /s/ Andrew B. Shoup
---------------------------                 -------------------------
R. Jay Gerken                               Andrew B. Shoup
Date: May 6, 2004                           Date: May 6, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Consulting Group Capital Markets Funds - Emerging Markets Equity Investments (the "Registrant"), each certify to the best of his or her knowledge that:

  1. The Registrant's periodic report on Form N-CSR for the period ended February 29, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                    Chief Administrative Officer
Consulting Group Capital Markets Funds -   Consulting Group Capital Markets Funds -
Emerging Markets Equity Investments        Emerging Markets Equity Investments


/s/ R. Jay Gerken                          /s/ Andrew B. Shoup
----------------------------------         ----------------------------------
R. Jay Gerken                              Andrew B. Shoup
Date: May 6, 2004                          Date: May 6, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Consulting Group Capital Markets Funds - International Fixed Income Investments (the "Registrant"), each certify to the best of his or her knowledge that:

  1. The Registrant's periodic report on Form N-CSR for the period ended February 29, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                         Chief Administrative Officer
Consulting Group Capital Markets Funds -        Consulting Group Capital Markets Funds -
International Fixed Income Investments          International Fixed Income Investments


/s/ R. Jay Gerken                               /s/ Andrew B. Shoup
---------------------------                     -----------------------------
R. Jay Gerken                                   Andrew B. Shoup
Date: May 6, 2004                               Date: May 6, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.